INCOME TAX EXPENSE	12 Months Ended
Dec. 31, 2024
Income tax [Abstract]
Income Tax Expense	Income Tax Expense

For the years ended December 31	2024	2023
Tax on profit
Current tax
Charge for the year	$1,063	$694
Adjustment in respect of prior years[1]	9	(14)
	$1,072	$680
Deferred tax
Origination and reversal of temporary differences in the current year	$478	$144
Adjustment in respect of prior years[1]	(30)	37
	$448	$181
Income tax expense	$1,520	$861
Tax expense related to continuing operations
Current
Canada	$8	($3)
International	1,064	683
	$1,072	$680
Deferred
Canada	$4	$—
International	444	181
	$448	$181
Income tax expense	$1,520	$861
[1]Includes adjustments to equalize the difference between prior year's tax return and the year-end provision.

Reconciliation to Canadian Statutory Rate
For the years ended December 31	2024	2023
At 26.5% statutory rate	$1,221	$746
Increase (decrease) due to:
Allowances and special tax deductions[1]	(211)	(184)
Impact of foreign tax rates[2]	18	(79)
Non-deductible expenses / (non-taxable income)	111	72
Goodwill impairment charges not tax deductible	145	—
Taxable gains on sales of non-current assets	2	6
Net currency translation losses on current and deferred tax balances	52	289
Tax impact from pass-through entities and equity accounted investments	(263)	(183)
Current year tax results sheltered by previously unrecognized deferred tax assets	(5)	(22)
Recognition and derecognition of deferred tax assets	(26)	(142)
Settlements and adjustments in respect of prior years	116	23
Increase to income tax related contingent liabilities	1	54
Impact of tax rate changes	—	(2)
Withholding taxes	70	61
Mining taxes	290	224
Tax impact of amounts recognized within accumulated OCI	—	(2)
Other items	(1)	—
Income tax expense	$1,520	$861
1We are able to claim certain allowances, incentives and tax deductions unique to extractive industries that result in a lower effective tax rate.
2We operate in multiple foreign tax jurisdictions that have tax rates different than the Canadian statutory rate.
Currency Translation
Current and deferred tax balances are subject to remeasurement for changes in foreign currency exchange rates each period. This is required in countries where tax is paid in local currency and the subsidiary has a different functional currency (typically US dollars). The most significant relate to Argentine and Malian tax balances.
In 2024, a net tax expense of $52 million arose from translation losses on tax balances, mainly due to the weakening of the Argentine peso and the West African CFA franc against the US dollar. In 2023, a tax expense of $289 million arose from translation losses on tax balances, mainly due to the weakening of the Argentine peso and strengthening of the West African CFA franc against the US dollar. These net translation losses are included within income tax expense.

Withholding Taxes
In 2024, we have recorded $3 million (2023: $5 million related to Saudi Arabia) of dividend withholding taxes related to the undistributed earnings of our subsidiaries in Saudi Arabia. We have also recorded $45 million (2023: $26 million related to Saudi Arabia, Tanzania and the United States) of dividend withholding taxes related to the distributed earnings of our subsidiaries in Saudi Arabia, Peru and the United States.

United States Tax Reform
In August 2022, President Joe Biden signed the Inflation Reduction Act (“the Act”) into law. The Act includes a 15% corporate alternative minimum tax (“CAMT”) that is imposed on applicable financial statement income and therefore would be considered in scope for IAS 12 given it is a tax on profits. The CAMT is effective for tax years beginning after December 31, 2022 and CAMT credit carryforwards have an indefinite life. Barrick is subject to CAMT because the Company meets the applicable income thresholds for a foreign-parented multinational group.
In Q3 2024, the US Treasury and IRS released proposed regulations detailing the application of CAMT followed by some technical corrections released on December 23, 2024. Some rules would apply to tax years ending after September 13, 2024, while the rest would generally apply to tax years ending after the final regulations are published. Comments on the technical corrections were due on January 16, 2025 and we are still awaiting the final regulations to be released.
For 2024, the deferred tax asset arising from the CAMT credit carryforwards has been recognized on the basis we expect that it will be recovered against US Federal Income Tax in the future.

Nevada Gold Mines (“NGM”)
NGM is a limited liability company treated as a flow through partnership for US tax purposes. The partnership is not subject to federal income tax directly, but each of its partners is liable for tax on its share of the profits of the partnership. As such, Barrick accounts for its current and deferred income tax associated with the investment (61.5% share) following the principles in IAS 12.

Organisation for Economic Co-operation and Development (“OECD”) Pillar Two model rules
In October 2021, more than 135 jurisdictions agreed to the OECD/G20 Inclusive Framework on Base Erosion and Profit Shifting Statement on a Two-Pillar Solution to Address the Tax Challenges Arising from the Digitalisation of the Economy. Since then, the OECD has published model rules and other documents related to the second pillar of this solution (the Pillar Two model rules). The Pillar Two model rules provide a template that jurisdictions can translate into domestic tax law and implement as part of an agreed common approach.
Pillar Two legislation in Canada has been enacted in Q2 2024 and came into effect for fiscal years commencing on or after December 31, 2023. Other jurisdictions where the group operates have either enacted legislation or are in the process of doing so.
In terms of the potential implications for income tax accounting, we have applied the exception available under the amendments to IAS 12 published by the IASB in May 2023 and are not recognizing or disclosing information about deferred tax assets and liabilities related to Pillar Two income taxes. We have completed a review of Pillar Two for the current year using the OECD’s Pillar Two Transitional Safe Harbour rules as implemented in the Global Minimum Tax Act in Canada. Based on our review, we have not identified any material amount that should be accrued in 2024 for Pillar Two purposes. As the law is evolving, both in Canada and elsewhere, we will continue to monitor the impact of this legislation.

Mining Taxes
In addition to corporate income tax, we pay mining taxes in the United States (Nevada), the Dominican Republic, and Canada (Ontario). NGM is subject to a Net Proceeds of Minerals tax in Nevada at a rate of 5% and the tax expense recorded in 2024 was $145 million (2023: $105 million). The other significant mining tax is the Dominican Republic’s Net Profits Interest tax, which is determined based on cash flows as defined by the Pueblo Viejo Special Lease Agreement. A tax expense of $134 million (2023: $nil) was recorded for this in 2024. Both taxes are included on a consolidated basis in the Company's consolidated statements of income.

Impairments
In 2024, we recorded net impairment reversals of $941 million (2023: net impairment charges of $312 million) for non-current assets. Refer to note 21 for further information.
A deferred tax expense of $321 million (2023: deferred tax recovery of $55 million primarily related to the impairment at Long Canyon) was recorded primarily related to the impairment reversal at our Lumwana and Veladero mines.